UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

______________________________

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 26, 2017

______________________________

CAPSTAR FINANCIAL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Tennessee	001-37886	81-1527911
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1201 Demonbreun Street, Suite 700 Nashville, Tennessee		37203
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code    (615) 732-6400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [X]

Section 1 – Registrant’s Business Operations

Item 1.02.  Termination of a Material Definitive Agreement.

CapStar Financial Holdings, Inc. (the “Company”) and Dale W. Polley (“Mr. Polley”) previously entered into a Consulting Services Agreement, dated August 15, 2016 (“Consulting Agreement”).  Pursuant to the Consulting Agreement, Mr. Polley has provided the Company with advisory and consulting services related to, among other things, financial reporting, financial statement presentation and investor relations. In consideration for Mr. Polley’s services under the Consulting Agreement, the Company paid Mr. Polley a consulting fee of $2,500 per month (the “Consulting Fee”).

In connection with the appointment of Mr. Polley as a Vice Chair of the Board of Directors of the Company (the “Board”) which is more fully discussed in Item 8.01 of this Current Report on Form 8-K (this “Report”), the Company and Mr. Polley have entered into an Agreement to Terminate Consulting Services Agreement, dated April 26, 2017 (“Termination Agreement”). The Termination Agreement provides for the termination of the Consulting Agreement, including the payment of the Consulting Fee, effective as of April 26, 2017.

The foregoing descriptions of the Consulting Agreement and Termination Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the Consulting Agreement, which was filed as Exhibit 10.12 to the Company’s registration statement on Form S-1, as amended (File No. 333-213367), and which is incorporated herein by reference, and by reference to the full text of the Termination Agreement, a copy of which is filed as Exhibit 10.1 to this Report and which is incorporated herein by reference.

Section 2 – Financial Information

Item 2.02.  Results of Operations and Financial Condition.

On April 26, 2017, the Company issued an earnings release announcing its financial results for the first quarter ended March 31, 2017.  A copy of the earnings release is furnished as Exhibit 99.1 to this Report and is incorporated herein by reference.

Section 7 – Regulation FD

Item 7.01.  Regulation FD Disclosure.

The Company will conduct a conference call at 9:00 a.m. (Central Time) on April 27, 2017 to discuss its financial results for the first quarter ended March 31, 2017.  A copy of the presentation to be used for the conference call is furnished as Exhibit 99.2 to this Report and is incorporated herein by reference.

Section 8 – Other Events

Item 8.01.  Other Events.

On April 26, 2017, the Board appointed Mr. Polley, the Chairman of the Company’s Risk Committee and a member of the Company’s Nominating, Governance and Community Affairs Committee, as a Vice Chair of the Board. Mr. Polley will serve as a Vice Chair along with Mrs. Julie D. Frist who will continue to serve as a Vice Chair and will serve as the Chair of the Board in the absence of Mr. Dennis C. Bottorff, the Chairman of the Board.

The Company’s Chairman and Vice Chairs will oversee the Board’s role in the Company’s strategic planning process, focusing on maintaining a direction that is sound in light of its financial and human resources while optimizing its future potential and providing sustainable, long-term returns to the Company’s shareholders. This group will oversee the process and personnel involved in the Company’s strategic planning sessions, which includes the continuation of an annual strategic planning session with the full Board. In addition, the Chairman and Vice Chairs will work with management, outside advisors and banking industry experts to explore opportunities and facilitate discussions among the Board and management concerning opportunities that are financially attractive and support the Company’s strategic vision.  The Chairman and Vice Chairs will also oversee the processes and personnel involved in implementing the various components of the Company’s strategic plan.

Mr. Polley has served on the Company’s Board of Directors since 2011.  He has extensive experience within the financial services industry, having most recently served as Vice Chairman and President of First American Corporation. Before joining First American National Bank in 1991, Mr. Polley was Group Executive Vice President and Treasurer for C&S/Sovran Corporation after holding various executive positions within Sovran before its merger with Citizens and Southern Bank. Mr. Polley joined Sovran from Commerce Union Bank of Nashville, where he was Executive Vice President and Chief Financial Officer. Mr. Polley retired as a Vice Chairman and member of the board of directors of First American Corporation and First American National Bank in 2000. Mr. Polley is a member of Leadership Nashville, the Financial Executives Institute and the Tennessee Society of Certified Public Accountants. He is currently a member of the board of directors and audit committee of HealthStream, Inc., and member of the board of the Franklin American Music City Bowl. He has also served on the board, including the audit and executive committees, of Pinnacle Financial Partners, the board, including the audit committee, of O’Charley’s Inc., and the board of the Nashville branch of the Federal Reserve Bank of Atlanta. Mr. Polley received a bachelor’s degree from the University of Memphis.

Section 9 – Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit 10.1	Agreement to Terminate Consulting Services Agreement, dated April 26, 2017, by and between CapStar Financial Holdings, Inc. and Dale W. Polley
Exhibit 99.1	Earnings release issued on April 26, 2017 by CapStar Financial Holdings, Inc.
Exhibit 99.2	Presentation for conference call to be conducted by CapStar Financial Holdings, Inc. on April 27, 2017

Forward Looking Statements

Certain statements in this Report are forward-looking statements that reflect the Company’s current views with respect to, among other things, future events and the Company’s financial and operational performance. These statements are often, but not always, made through the use of words or phrases such as “may,” “should,” “could,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “anticipate,” ”achieve,” “seek,” “aspire,” “estimate,” “intend,” “plan,” “project,” “projection,” “forecast,” “roadmap,” “goal,” “target,” “would,” and “outlook,” or the negative version of those words or other comparable words of a future or forward-looking nature. These forward-looking statements include, without limitation, those statements relating to the duties and focus of the Chairman and the Vice Chairs in relation to the Company’s strategic planning processes and the Company’s implementation and execution of a strategic plan.

These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about the Company’s industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond the Company’s control. The inclusion of these forward-looking statements should not be regarded as a representation by the Company or any other person that such expectations, estimates and projections will be achieved. Accordingly, the Company cautions you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although the Company believes that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. There are or will be important factors that could cause the Company’s actual results to differ materially from those indicated in these forward-looking statements, including, but not limited to, any factors identified in this Report as well as those factors that are detailed from time to time in the Company’s periodic and current reports filed with the Securities and Exchange Commission, including those factors included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2016 under the heading “Item 1A. Risk Factors” and in the Company’s Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.   If one or more events related to these or other risks or uncertainties materialize, or if the Company’s underlying assumptions prove to be incorrect, actual results may differ materially from our forward-looking statements. Accordingly, you should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date of this Report, and the Company does not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by law. New risks and uncertainties may emerge from time to time, and it is not possible for the Company to predict their occurrence or how they will affect the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPSTAR FINANCIAL HOLDINGS, INC.

By:	/s/ Robert B. Anderson
Robert B. Anderson
Chief Financial Officer and Chief Administrative Officer

Date: April 26, 2017

EXHIBIT INDEX

Exhibit Number	Description

10.1	Agreement to Terminate Consulting Services Agreement, dated April 26, 2017, by and between CapStar Financial Holdings, Inc. and Dale W. Polley
99.1	Earnings release issued on April 26, 2017 by CapStar Financial Holdings, Inc.
99.2	Presentation for conference call to be conducted by CapStar Financial Holdings, Inc. on April 27, 2017